SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2005

UWHARRIE CAPITAL CORP

(Exact name of Registrant as specified in its charter)

North Carolina	000-22062	56-1814206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

132 NORTH FIRST STREET, ALBEMARLE, NC 28001

(Address of principal executive offices)

Registrant’s telephone number, including area code 704-982-4415

134 NORTH FIRST STREET, ALBEMARLE, NC 28001

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 4, 2005, Uwharrie Capital Corp (the “Registrant”) publicly announced that Virginia “Ginny” Dunn (49) has been appointed Executive Vice President and Chief Financial Officer of the Registrant. Ms. Dunn’s appointment was effective September 1, 2005.

Ms. Dunn has a diverse background in financial services and real estate. After graduating magna cum laude from Duke University, Ms. Dunn joined Deloitte & Touche as a Certified Public Accountant working first in the Baltimore-Washington, DC area, then Charlotte, North Carolina. Since then, Ms. Dunn has held executive financial management positions in both the real estate and community banking sectors. Prior to taking a sabbatical of two years, Ms. Dunn most recently served as Chief Financial Officer of Mar Mar Realty Trust from 1998-1999, a real estate investment trust, and First Colony Corporation from 2000-2003, a commercial real estate development company, both located in Charlotte.

Ms. Dunn is not, and has not previously been, party to any insider transaction with the Registrant, or any of its wholly owned subsidiaries, Bank of Stanly, Cabarrus Bank and Trust, Anson Bank and Trust, and Strategic Investment Group.

Ms. Dunn is not currently party to an employment agreement with the Registrant, or any of its wholly owned subsidiaries. It is currently anticipated that the Registrant will enter into an employment agreement with Ms. Dunn at a subsequent date. In such event, the Registrant will timely file with the Securities and Exchange Commission the employment agreement along with a description of the material terms of such employment agreement.

A copy of the Registrant’s press release regarding the appointment of Ms. Dunn as Executive Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 4, 2005 with respect to the appointment of Ms. Dunn as Executive Vice President and Chief Financial Officer

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWHARRIE CAPITAL CORP

By:	/s/ Roger L. Dick
Roger L. Dick
President and Chief Executive Officer

Dated: November 9, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release